OPPENHEIMER ROCHESTER® MARYLAND MUNICIPAL FUND

Prospectus Supplement dated November 26, 2013

Important Notice Regarding Change in Investment Policy

As a result of shareholder meetings of Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) at which proposals described in the Fund’s proxy statement dated April 12, 2013 were approved, this supplement amends the Fund’s Prospectus dated July 29, 2013, and is in addition to any other supplements.

Effective immediately, the Prospectus is revised as follows:

1.	The first full paragraph on the cover page is deleted in its entirety and replaced by the following:

Oppenheimer Rochester Maryland Municipal Fund is a mutual fund that seeks tax-free income. It invests mainly in municipal securities.

2.	The section titled “Investment Objective” is deleted in its entirety and replaced by the following:

Investment Objective. The Fund seeks tax-free income.

3.	The section titled “Who Is The Fund Designed For?” is deleted in its entirety and replaced by the following:

Who Is The Fund Designed For? The Fund is designed for investors seeking tax-free income. Because it invests in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-deferred account. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

4.	The section titled “Changes to the Fund’s Investment Policies.” is deleted in its entirety and replaced by the following:

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. However, the Fund has an 80% investment policy described in "Principal Investment Strategies" that is a fundamental policy. Moreover, shareholders will receive 60 days’ advance notice of any change in the 80% investment strategy described in “Principal Investment Strategies” relating to the Fund’s state municipal securities, which is not a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Effective January 25, 2014, the Prospectus is revised as follows:

5.	The first two paragraphs of the section titled “Principal Investment Strategies” are deleted in their entirety and replaced by the following:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax. The Fund selects investments without regard to the alternative minimum tax (“AMT”). Additionally, under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Maryland municipal securities. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those issuers located outside of Maryland, such as U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities, if the interest on such securities is not subject to Maryland and federal income tax. These securities are “Maryland municipal securities” for purposes of this prospectus.

November 26, 2013                                                                                                PS0567.003